UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

Western Digital Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 672-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 25, 2011, each of Western Digital Corporation (the “Company”) and Hitachi, Ltd. (“Hitachi”) received a request for additional information (the “second request”) from the U.S. Federal Trade Commission (the “FTC”) in connection with the FTC’s review of the Company’s pending acquisition of HGST. The second request extends the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 until 30 days after the Company and Hitachi have substantially complied with the second request unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

By: /s/ Michael C. Ray

Date: April 25, 2011

Michael C. Ray
Vice President, General Counsel and Secretary